UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2026

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 17, 2026, at the virtual annual meeting of shareholders (the “Annual Meeting”), the shareholders of Healthcare Triangle, Inc. (the “Company”): (i) elected four (4) directors to serve a one (1) year term; (ii) ratified the appointment of SRCO Professional Corporation, Chartered Professional Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) approved a proposal to amend the 2020 Stock Incentive Plan to provide for automatic annual increases in shares reserved under the Plan; (iv) approved one or more future issuances under Nasdaq Listing Rule 5635(d); (v) approved the issuance of 2,828,167 shares of common stock pursuant to a Settlement Agreement in accordance with Nasdaq Listing Rule 5635(a); (vi) approved the issuance of securities in connection with the Teyame Transaction under Nasdaq Listing Rule 5635(a); (vii) approved the issuance of common stock in excess of the Exchange Cap pursuant to the ELOC Purchase Agreement under Nasdaq Listing Rule 5635(d); (viii) approved the issuance of common stock underlying the OID Senior Secured Convertible Debentures under Nasdaq Listing Rules 5635(b) and 5635(d); and (ix) approved the adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

The proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (“Proxy Statement”) that was filed with the Securities and Exchange Commission on June 26, 2026. Holders of 20,386,046 shares of the Company’s common stock, or approximately 92.55% of the 22,027,783 shares of common stock that were issued and outstanding and entitled to vote, were present virtually or represented by proxy at the Annual Meeting. The shares entitled to vote include the common stock of the Company and the Company’s Series A Super Voting Preferred Stock.

The following are the final voting results on the proposals presented to the Company’s shareholders at the Annual Meeting.

Proposal No. 1: Election of Directors

The Company’s shareholders elected all of the director nominees nominated by the Board to serve for a one-year term, until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified. The table below sets forth the voting results for Proposal 1:

Director	Term Expires	For	Against	Abstain	Broker Non-Votes
Dave Rosa	2027	20,038,467	12,328	796	334,455
Sujatha Ramesh	2027	20,041,105	9,963	521	334,457
Ronald McClurg	2027	20,044,048	6,778	765	334,455
Jainal Bhuiyan	2027	20,028,359	22,466	765	334,456

Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders approved the resolution to ratify the appointment of SRCO Professional Corporation, Chartered Professional Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
20,379,459	5,071	1,516	0

Proposal No. 3: Approval of the Amendment to the 2020 Stock Incentive Plan to Provide for Automatic Annual Increases in Shares Reserved Under the Plan

The Company’s shareholders approved the resolution to amend (the “Plan Amendment”) the Healthcare Triangle, Inc. 2020 Stock Incentive Plan (“Plan”) to provide  for the automatic increase in the number of shares under the Plan on the first day of each fiscal year beginning with the 2026 fiscal year, in an amount equal to the greater of (a) 2,000,000 shares, (b) a number of shares equal to twenty percent (20%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the Administrator of the Plan no later than the last day of the immediately preceding fiscal year. The Plan Amendment will terminate with the termination of the Plan on December 31, 2030. The table below sets forth the voting results for Proposal 3:

For	Against	Abstain	Broker Non-Votes
20,025,153	25,144	1,293	334,456

Proposal No. 4: Approval of One or More Future Issuances Under Nasdaq Listing Rule 5635(d)

The Company’s shareholders approved, for purposes of Nasdaq Listing Rule 5635(d), any future issuance of the Company’s securities that is a 20% Issuance (as defined in Nasdaq Listing Rule 5635(d)(1)(B)), is sold at a price that is below the Minimum Price and is sold on terms that are within the Nasdaq Parameters. The table below sets forth the voting results for Proposal 4:

For	Against	Abstain	Broker Non-Votes
20,029,915	20,364	1,312	334,455

Proposal No. 5: Approval of the Issuance of 2,828,167 Shares of Common Stock Pursuant to the Settlement Agreement in Accordance with Nasdaq Listing Rule 5635(a)

The Company’s shareholders approved the issuance of 2,828,167 shares of common stock pursuant to a Settlement Agreement dated June 24, 2026 between the Company and SecureKloud Technologies Ltd., as required under Nasdaq Listing Rule 5635(a). The table below sets forth the voting results for Proposal 5:

For	Against	Abstain	Broker Non-Votes
20,031,495	18,351	1,444	334,756

Proposal No. 6: Approval of the Issuance of Securities in Connection with the Teyame Transaction Under Nasdaq Listing Rule 5635(a)

The Company’s shareholders approved the issuance of up to 11,869,397 shares of common stock that may be issued pursuant to the Share Purchase Agreement, dated January 22, 2026 and amended on June 24, 2026, among the Company, Teyame AI Holdings Inc., Teyame AI LLC, CH 109, S.L., and Ivan Montero Rebato and Maria Luisa Sanchez Fernando, as required under Nasdaq Listing Rule 5635(a). The table below sets forth the voting results for Proposal 6:

For	Against	Abstain	Broker Non-Votes
20,031,454	18,691	1,444	334,457

Proposal No. 7: Approval of the Issuance of Common Stock in Excess of the Exchange Cap Pursuant to the ELOC Purchase Agreement Under Nasdaq Listing Rule 5635(d)

The Company’s shareholders approved the potential issuance of common stock in excess of the Exchange Cap pursuant to the ELOC Purchase Agreement, dated June 12, 2026, by and between the Company and Hudson Global Ventures, LLC, as required under Nasdaq Listing Rule 5635(d). The table below sets forth the voting results for Proposal 7:

For	Against	Abstain	Broker Non-Votes
20,030,981	19,775	836	334,454

Proposal No. 8: Approval of the Issuance of Common Stock Underlying the OID Senior Secured Convertible Debentures Under Nasdaq Listing Rules 5635(b) and 5635(d)

The Company’s shareholders approved the potential issuance of common stock underlying the original issue discount senior secured convertible debentures issued pursuant to the Securities Purchase Agreement dated June 12, 2026 between the Company and certain investors, as required by Nasdaq Listing Rules 5635(b) and 5635(d). The table below sets forth the voting results for Proposal 8:

For	Against	Abstain	Broker Non-Votes
20,031,635	19,119	837	334,455

Proposal No. 9: Approval of Adjournment or Postponement of the Annual Meeting

The Company’s shareholders approved one or more adjournments or postponements of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of one or more of the foregoing proposals. The table below sets forth the voting results for Proposal 9:

For	Against	Abstain	Broker Non-Votes
20,366,003	19,612	430	1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Dated: July 20, 2026	By:	/s/ David Ayanoglou
David Ayanoglou
Chief Financial Officer

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